FIRST EAGLE FUNDS

First Eagle High Yield Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 2, 2018
TO PROSPECTUS DATED MARCH 1, 2018

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2018. Please review these matters carefully.

Effective July 1, 2018 through February 29, 2020, the Adviser has contractually agreed to waive its management fee with respect to the First Eagle High Yield Fund (the “Fund”) by 0.10%, which has the effect of reducing the annual management fee from 0.70% to 0.60% of the average daily value of the Fund’s net assets.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2018. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled “Summary Information about the First Eagle High Yield Fund-Fees and Expenses of the High Yield Fund” and “The Adviser”. For example, the Fee Waiver line item in the Fund's fee and expense table appearing on page 42 will change from -0.05 to -0.10, and the footnote to the Management Fees line item in the Fund’s fee and expense table appearing on page 43 and the footnote to the Management Fee table related to the Fund appearing on page 73 is replaced with: “The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund’s net assets for the period through February 29, 2020. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.60%.”